     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2000
                                                  REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------
                               SABA SOFTWARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                       94-3267638
    (State or Other Jurisdiction of                         (I.R.S. Employer
     Incorporation or Organization)                      Identification Number)

                               2400 BRIDGE PARKWAY
                        REDWOOD SHORES, CALIFORNIA 94065
               (Address of Principal Executive Offices)(ZIP Code)

            SABA SOFTWARE, INC. 1997 STOCK INCENTIVE PLAN, AS AMENDED
                  SABA SOFTWARE, INC. 2000 STOCK INCENTIVE PLAN
                              (Full Title of Plans)


                         -------------------------------
                                  TERRY CARLITZ
                             CHIEF FINANCIAL OFFICER
                               SABA SOFTWARE, INC.
                               2400 BRIDGE PARKWAY
                        REDWOOD SHORES, CALIFORNIA 94065
                                 (650) 696-3840
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)

                                 ---------------
                                    Copy to:
                               CORI M. ALLEN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1018
                                 (650) 813-5600

                                 ---------------
                         CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                                    PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
          TITLE OF SECURITIES                         AMOUNT TO      OFFERING PRICE    AGGREGATE OFFERING   REGISTRATION
            TO BE REGISTERED                        BE REGISTERED     PER SHARE(1)           PRICE(1)           FEE
------------------------------------------------------------------------------------------------------------------------
Common Stock,$0.001 par value....................    14,052,543          $14.00           $196,735,602        $51,939
========================================================================================================================

    (1) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"). The price of $14.00 per share represents the estimated maximum initial public offering price of the corporation's Common Stock.

        In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


        The documents containing the information specified in this Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by Saba Software, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

              1. The Registrant's Prospectus filed pursuant to Rule 424(b) of the Securities Act and included in the Registration Statement on Form S-1 (the "Registration Statement") as declared effective on April 6, 2000 (No. 333-95761), which includes audited financial statements for the Registrant's latest fiscal year.

              2. The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on April 5, 2000.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

        Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



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

ITEM 4. DESCRIPTION OF SECURITIES.

        Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Under Section 145 of the General Corporate Law of the State of Delaware, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. The Registrant's Amended and Restated Bylaws also provide for mandatory indemnification of its directors and executive officers, and permissive indemnification of its employees and agents, to the fullest extent permissible under Delaware law.

        The Registrant's Amended and Restated Certificate of Incorporation provides that the liability of its directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law. Pursuant to Delaware law, this includes elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

        The Registrant has entered into agreements with its directors and its executive officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person maybe made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe such person's conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

        The Registrant has obtained a policy of directors' and officers' liability insurance that insures its directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.



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

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable.

ITEM 8. EXHIBITS.

        4.1 Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-95761), as originally filed with the Commission on January 31, 2000 and as subsequently amended (the "Registration Statement"))

        4.2 Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed effective as of the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.2 to the Registration Statement)

        4.3 Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement)

        4.4 Form of Amended and Restated Bylaws of the Registrant to be effective as of the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.4 to the Registration Statement

        4.5 Third Amended and Restated Investors' Rights Agreement (incorporated by reference to Exhibit 10.5 to the Registration Statement)

        5.1 Opinion of Morrison & Foerster LLP

        23.1 Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

        23.2 Consent of Ernst & Young LLP, Independent Auditors

        24.1 Power of Attorney (see Signature Page)

ITEM 9. UNDERTAKINGS.

        (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                       (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

             provided, however, that paragraphs (1)(i) and (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities bring registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of the expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant, Saba Software, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood Shores, State of California, on April 6, 2000.

                                       Saba Software, Inc.

                                       By:  /s/ Bobby Yazdani
                                          ---------------------------------
                                       Bobby Yazdani
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints each of Bobby Yazdani, Terry Carlitz and Peter Williams as his or her true and lawful attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming the said attorneys-in-fact or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                        Capacity                   Date
---------                        --------                   ----
                                 President,
/s/ Bobby Yazdani                Chief Executive            April 6, 2000
---------------------------      Officer and Chairman
     Bobby Yazdani               of the Board
                                 (Principal Executive
                                 Officer)



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

/s/ Terry Carlitz                Chief Financial            April 6, 2000
---------------------------      Officer and Director
     Terry Carlitz               (Principal Financial
                                 and Accounting Officer)
/s/ Douglas Allred
---------------------------
     Douglas Allred              Director                   April 6, 2000

                                 Director                   April __, 2000
---------------------------
     Robert Cohn

/s/ Joseph Costello              Director                   April 6, 2000
---------------------------
     Joseph Costello

                                 Director                   April __, 2000
---------------------------
     Joe Kiani

/s/ Michael Moritz               Director                   April 6, 2000
---------------------------
     Michael Moritz



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

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                       DOCUMENT
------                       --------

        4.1 Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement)

        4.2 Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed effective as of the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.2 to the Registration Statement)

        4.3 Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement)

        4.4 Form of Amended and Restated Bylaws of the Registrant to be effective as of the closing of the offering made pursuant to the Registration Statement (incorporated by reference to Exhibit 3.4 to the Registration Statement

        4.5 Third Amended and Restated Investors' Rights Agreement (incorporated by reference to Exhibit 10.5 to the Registration Statement)

        5.1 Opinion of Morrison & Foerster LLP

        23.1 Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

        23.2 Consent of Ernst & Young LLP, Independent Auditors

        24.1 Power of Attorney (see Signature Page)